UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane

Austin, Texas 78752

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	1
Signature	2

Item 8.01.	Other Events.

On March 17, 2017, Citizens, Inc. (the “Company”) filed a Form 12b-25, or NT 10-K, with the U.S. Securities and Exchange Commission (“SEC”) to extend the filing deadline for its Annual Report on Form 10-K for the year ended December 31, 2016 (“2016 Form 10-K”) by the 15 calendar days allotted under Rule 12b-25. At that time, the Company indicated that it expected to file its 2016 Form 10-K on or before the extended deadline of March 31, 2017.

On March 29, 2017, the Company’s independent registered public accounting firm notified the Company’s senior management and Audit Committee that it required additional time to complete its signoff of its audit of the Company’s financial statements and its review of the Company’s 2016 Form 10-K. Due to this continuing review, the Company is unable to file its 2016 Form 10-K by the extended filing deadline of March 31, 2017 provided by Rule 12b-25 but intends to complete the filing as promptly as possible thereafter. As indicated below in Part IV – Other Information of the amended Form 12b-25, or NT 10-K, filed on March 17, 2017, the Company does not anticipate significant changes in results of operations in its 2016 Form 10-K from the corresponding period of the last fiscal year. The Company continues to believe that is the case.

Cautionary Statement Regarding Forward–Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. Such forward-looking statements in this report include the anticipated timing of the filing of the Company’s 2016 Form 10-K and the expectation that there will be no significant changes in results of operations from the corresponding period for the last fiscal year. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there may be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the SEC, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Geoffrey Kolander
Geoffrey Kolander, CEO
Date: March 31, 2017

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